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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K


                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 18, 1998
                                                   -----------------


                                DoubleClick Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                000-23709                              13-3870996
                ---------                              ----------
        (Commission File Number)            (I.R.S. Employer Identification No.)


    41 Madison Avenue, 32nd Floor, New York, New York       10010
    -------------------------------------------------       -----
        (Address of Principal Executive Offices)         (Zip Code)


                                 (212) 683-0001
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              (Registrant's Telephone Number, Including Area Code)

                                      N.A.
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.    Other Events

                  On November 18, 1998, the Company issued a press release announcing the filing of a Registration Statement relating to the proposed public offering of its common stock, a copy of which is attached hereto as Exhibit 99.1. The information contained in the press release is incorporated herein by reference.

Exhibit Number    Description

         99.1     Press release, dated November 18, 1998.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            DoubleClick Inc.
                                            ----------------
                                            (Registrant)

                                            By:    /s/ JEFFREY E. EPSTEIN
                                                   ----------------------
                                            Name:  Jeffrey E. Epstein
                                                   ------------------
                                            Title: Chief Financial Officer
                                                   -----------------------




Dated:  November 18, 1998